UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2016

WESTERN REFINING, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-32721	20-3472415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
123 West Mills Ave., Suite 200
El Paso, Texas 79901
(Address of principal executive offices)
(915) 534-1400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
As disclosed in our Quarterly Report on Form 10-Q for the period ended September 30, 2016, effective July 1, 2016, Western Refining, Inc. (“Western”, "we,", "us," "our" or the “Company”) changed our reportable segments due to changes in our organization. Prior to the acquisition of all of the outstanding common units not already held by us of Northern Tier Energy LP ("NTI") on June 23, 2016 ("the Merger"), we reported NTI as a separate reportable segment. Following the completion of the Merger, NTI became a wholly-owned subsidiary of Western and, as a result, we moved its assets and operations into our other reportable segments. Beginning on July 1, 2016, our management team began managing our businesses and allocating resources based on three reportable segments.
We have organized our operations into three segments: refining, WNRL and retail based on manufacturing and marketing processes, the nature of our products and services and each segment's respective customer base. The St. Paul Park refinery and related operations are included in the refining segment and the SuperAmerica retail and bakery assets and operations are included in the retail segment.
The following items of our Annual Report on Form 10-K for the three years ended December 31, 2015, have been recast for the segment changes described above, to the extent applicable, and are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference:

•	Exhibit 99.1

◦	Item 1. Business

◦	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

◦	Item 7A. Quantitative and Qualitative Disclosures About Market Risk

◦	Item 8. Financial Statements and Supplementary Data

•	Exhibit 101 - XBRL Interactive Data Files
The recast items of the Form 10-K described above have been updated for the aforementioned segment changes and have no effect on our previously reported consolidated results of operations, financial condition or cash flows. We have not otherwise updated our Form 10-K for activities or events occurring after the date these items were originally presented. This Current Report should be read in conjunction with our Quarterly Report on Form 10-Q for the period ended September 30, 2016.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
99.1
Business, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk and Financial Statements and Supplementary Data (Part I, Item 1, Part II, Items 7, 7A and 8 of our Annual Report on Form 10-K for the year ended December 31, 2015).

101	XBRL Interactive Data Files.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN REFINING, INC.

By:	/s/ Karen B. Davis
Name:	Karen B. Davis
Title:	Executive Vice President and Chief Financial Officer
Dated: December 8, 2016

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
99.1
Business, Management’s Discussion and Analysis of Financial Condition and Results of Operations, Quantitative and Qualitative Disclosures About Market Risk and Financial Statements and Supplementary Data (Part I, Item 1, Part II, Items 7, 7A and 8 of our Annual Report on Form 10-K for the year ended December 31, 2015).

101	XBRL Interactive Data Files.